UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Lexeo Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41855	85-4012572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, Floor 6
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 547-9879

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LXEO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2026, Lexeo Therapeutics, Inc. (“Lexeo” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mantle Therapeutics Inc. (“Mantle”), Magma Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative, agent and attorney in fact of the Sellers. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Mantle (the “Merger”), with Mantle continuing as the surviving corporation and wholly owned subsidiary of Lexeo. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), and subject to the terms of the Merger Agreement, each outstanding share of Mantle capital stock (other than shares held by Mantle as treasury shares, shares held by Lexeo or Merger Sub, and Dissenting Shares) will be converted into the right to receive an aggregate upfront purchase price consisting of: (i) $5,300,000 in cash, subject to certain adjustments; and (ii) $3,000,000 in shares of Lexeo common stock, par value $0.0001 per share (the "Common Stock"). The Common Stock issued at the Effective Time will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

Immediately prior to the Effective Time, each outstanding share of Mantle restricted stock will vest in full and be cancelled in exchange for the right to receive the same consideration as each share of Mantle capital stock above, subject to withholding. Immediately prior to the Effective Time, each outstanding simple agreement for future equity ("SAFE") of Mantle will be cancelled in exchange for the applicable SAFE consideration, determined in accordance with the liquidity event provisions of each SAFE. Each outstanding convertible promissory note of Mantle will be cancelled upon payment of the payoff amount determined under the Merger Agreement.

Contingent Consideration

In addition to the consideration payable at closing, the Merger Agreement provides for the following contingent payments, none of which is guaranteed and each of which may never become payable:

•
Additional Cash Payment. An additional one-time aggregate cash payment of $1,000,000, payable only upon the achievement of certain events.
•
Milestone Payments. Up to an aggregate of $12,000,000 payable upon the achievement of specified development and regulatory milestones relating to Mantle’s product candidates, over a milestone term of 12 years. Certain of the milestone payments are payable in cash, and certain of the milestone payments are payable in shares of Common Stock valued using a thirty-day trailing volume-weighted average price based on the date of achievement such milestone.

Lexeo makes no guarantees that it will achieve any milestone, and the Merger Agreement does not require Lexeo to devote any particular level of resources to the development or commercialization of Mantle’s product candidates beyond the commercially reasonable efforts standard set forth in the Merger Agreement.

Conditions to the Merger

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, among others: (i) receipt of the Requisite Stockholder Approval; (ii) the accuracy of each party's representations and warranties as of the closing (subject to specified materiality standards, including a material adverse effect standard for certain representations); (iii) compliance in all material respects with each party's pre-closing covenants; (iv) the absence of any legal restraint or prohibitory order; (v) the absence of a material adverse effect; and (vi) the delivery of specified ancillary agreements.

Representatives, Warranties and Covenants

Mantle has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to (i) conduct the business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger, except (a) as expressly contemplated or permitted by the Merger Agreement; (b) as required by applicable law; (c) as set forth on the Company Disclosure Schedule; or (d) as Lexeo has otherwise consented to in writing (such consent not to be unreasonably withheld, delayed or conditioned), and (ii) use reasonable best efforts to take all actions necessary or advisable to consummate the Merger, and to cooperate with the other parties to the Merger Agreement in connection therewith. Lexeo and Merger Sub have also made customary representations and warranties in the Merger Agreement.

Termination

The Merger Agreement contains customary termination rights, including the right of either party to terminate if: (i) the Merger has not been consummated by November 16, 2026; (ii) a final, non-appealable order or law permanently prohibiting the consummation of the Merger is in effect; or (iii) the Requisite Stockholder Approval has not been obtained within one business day after execution of the Merger Agreement. Either party may also terminate upon an uncured material breach by the other party, subject to a 10 business day cure period for curable breaches. The parties may also terminate the Merger Agreement at any time prior to the Effective Time by mutual written consent.

Support Agreements

In connection with the execution of the Merger Agreement, on September 16, 2026, certain of Mantle’s stockholders (collectively, the “Key Stockholders”) entered into a voting and support agreement (each, a “Stockholder Support Agreement” and collectively, the “Stockholder Support Agreements”) with Lexeo and Mantle. The Key Stockholders hold, collectively, approximately 76.1% of outstanding shares of Mantle capital stock, voting together as a single class on an as-converted-to-common-stock basis, and approximately 83.5% of the outstanding shares of Mantle preferred stock. Under the Stockholder Support Agreements, the Key Stockholders have agreed to vote their shares of Mantle capital stock in favor of the adoption of the Merger Agreement and certain other matters, subject to certain terms and conditions contained therein.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On September 22, 2026, the Company issued a press release announcing its entry into the Merger Agreement as well as other strategic collaborations entered into by the Company. As part of the press release, the Company announced that it would be hosting a conference call and webcast at 8:00 a.m. ET on September 22, 2026 to discuss said transactions and provide a business update. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The corporate presentation to be used in connection with the webcast described above is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Also on September 22, 2026, the Company announced that it has 22 participants enrolled or imminently enrolling in its CLARITY-FA study.

Forward Looking Statements

This report contains certain forward-looking statements regarding the business of Lexeo that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the expected closing of the proposed acquisition of Mantle Therapeutics Inc. and the satisfaction of the conditions thereto, and the achievement of any contingent consideration events. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Lexeo believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements. These forward-looking statements are based upon current information available to the company as well as certain estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Lexeo’s filings with the U.S. Securities and Exchange Commission (SEC)), many of which are beyond the company’s control and subject to change. Actual results could be materially different from those indicated by such forward-looking statements as a result of many factors, including but not limited to: risks and uncertainties related to global macroeconomic conditions and related volatility; expectations regarding the initiation, progress, and expected results of Lexeo’s preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; delays in submission of regulatory filings or failure to receive regulatory approval; liquidity and capital resources; and other risks and uncertainties identified in Lexeo’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 12, 2026, and subsequent future filings Lexeo may make with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Lexeo claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Lexeo expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
Description

2.1*+	Agreement and Plan of Merger, dated as of September 16, 2026 by and among Lexeo Therapeutics, Inc., Mantle Therapeutics Inc., Magma Merger Sub Inc., and Shareholder Representative Services LLC
99.1	Press release
99.2	Corporate Presentation, dated September 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits, schedules, and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Lexeo agrees to furnish supplementally a copy of any omitted exhibits, schedules, and annexes to the SEC upon its request.

+ Portions of this exhibit (indicated by [***]) have been omitted because the registrant has determined that the information is both not material and is the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexeo Therapeutics, Inc.

Date:	September 22, 2026	By:	/s/ R. Nolan Townsend
R. Nolan Townsend, Chief Executive Officer